UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): September 17, 2007

GULFMARK OFFSHORE, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-22853
(Commission file number)

76-0526032
(I.R.S. Employer Identification No.)

10111 Richmond Avenue, Suite 340, Houston, Texas (Address of principal executive offices)	77042 (Zip Code)

(713) 963-9522
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a) On September 13, 2007, the Board of Directors of the Company approved an amendment to the Bylaws of the Company to meet the new requirements of the New York Stock Exchange that all securities listed on the Exchange be eligible for a direct registration system operated by a securities depository. Such eligibility requires that the Company’s stock be permitted to be issued in uncertificated form.  Accordingly, the Board approved an amendment to the bylaws to require that the stock either be represented by certificates or be uncertificated and represented by an electronic record held in the direct registration system.

Specifically, Sections 1, 2 and 3 of Article IV of the bylaws of the Company were deleted in its entirety and the following provisions were submitted in its place:

Section 1.Form of Certificates.  Shares may be certificated or uncertificated.  Uncertificated shares shall be issued in such form and recorded and maintained as shall be approved by the Board of Directors.  For certificated shares, the certificates representing stock of the Corporation shall be numbered and shall be entered in the books of the Corporation as they are issued.  They shall exhibit the holder’s name and number of shares and may be mechanically signed with a facsimile of the signature of the Chairman, the President or a Vice President, and a facsimile of the signature of the Secretary of Assistant Secretary, and, when so signed, shall also be signed by, or bear the facsimile signature of, a duly authorized officer or agent of any properly designated transfer agent of the Corporation.  Such certificates may be issued and delivered notwithstanding that the person whose facsimile signature appears thereon shall have ceased to be such officer at the time the certificates are issued and delivered.”

Section 2. Classes of Stock. For certificated shares, the designations, preferences and relative participating, optional or other special rights of the various classes of stock or series thereof, and the qualifications, limitations or restrictions thereof, shall be set forth in full or summarized on the face or back of the certificates which the Corporation may issue to represent its stock, or in lieu thereof, such certificates shall set forth the office of the Corporation from which the holders of certificates may obtain a copy of such information. The designations, preferences and relative participating, optional or other special rights of the various classes of stock or series thereof, and the qualifications, limitations or restrictions thereof for uncertificated shares shall be set forth as approved by the Board of Directors.”

Section 3. Transfers. Subject to restrictions on the transfer of stock, the Corporation shall make transfers of stock on its books for certificated shares upon surrender of the certificate for the shares to the corporation or its duly appointed transfer agent duly endorsed by the stockholder named in the certificate or his duly authorized attorney. Transfer of uncertificated shares shall be recorded and maintained as shall be approved by the Board of Directors.”

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits

The following exhibit is filed with this report.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2007	GulfMark Offshore, Inc.
(Registrant)
	By:	/s/ Edward A. Guthrie
	Name:	Edward A. Guthrie
	Title:	Executive Vice President – Finance and Chief Financial Officer